Virtus Conservative Allocation Strategy Fund

and Virtus Growth Allocation Strategy Fund,

each a series of Virtus Asset Trust

Supplement dated November 15, 2018 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information,

each dated July 23, 2018, as supplemented

Important Notice to Investors

Effective November 14, 2018, each of the Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund (each a “Fund”) was liquidated. Each Fund has ceased to exist and is no longer available for sale. Accordingly, each Fund’s Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VAT 8622/2FundsClosed (11/2018)